Supplement to Prospectus dated May 1, 1998

Ameritas Variable Life Insurance Company ("Ameritas"), as part of its ongoing review of product lines, has determined that a "manager of managers" product should be able to achieve significant economies and more effective investment management. Ameritas believes that a restructuring will put Ameritas in a better position to take advantage of economies of scale created by the recent merger of Ameritas's affiliated insurance holding company, Ameritas Mutual Holding Company, with Acacia Mutual Holding Company.

To implement the proposed manager of managers structure, Ameritas plans to organize several new investment portfolios. Each of the new portfolios ("Ameritas portfolios") will have the same investment objectives and policies as one of nine of the funds ("Current Funds") currently available to Policy Owners. Day-to-day portfolio management decisions will be made for each of the new Ameritas portfolios by a subadvisor acting under the supervision of Ameritas Investment Corp. Ameritas and certain of its affiliates have also filed an application with the SEC that would permit Ameritas to replace each of the Current Funds with an Ameritas portfolio. The following funds would be affected by the proposed substitution:

          Variable Insurance Products Fund (VIPF) Money Market
          VIPF Index 500 MFS
          Variable  Insurance Trust (MFS) Emerging Growth
          MFS Research
          MFS Growth With Income
          Alger American Small  Capitalization
          Alger American Growth
          Alger American Income and Growth
          Alger American Midcap Growth

Ameritas anticipates that portfolio management services will be provided to seven of the Ameritas portfolios by the same investment advisory organizations that advise the Current Funds. The remaining Ameritas portfolios, which will be designed to replace the money market and stock index funds listed above, will be managed by different investment advisory organizations. The Ameritas portfolios are designed, however, to assure that the investment objectives of the Policy Owners will continue to be met following the proposed substitution. If the SEC acts favorably on Ameritas' application - and there can be no guarantee that it will do so - Policy Owners will be provided with complete information about the substitution, including a prospectus relating to each of the Ameritas portfolios.

The additional services contemplated by the manager of managers structure could affect expenses. If the relief requested is granted, fees will be guaranteed at current levels for one year. They may then increase, if actual expenses are greater than the cap, to a ratio that is up to .10% greater than the prior ratio.

The date of this Supplement is March 29, 1999.